Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  January, 2001
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      433,370.01
                                                                  --------------
               (b)   Interest                                 $    3,116,573.92
                                                                  --------------
               (c)   Total                                    $    3,549,943.93
                                                                  --------------

        2.     Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      160,216.93
                                                                  --------------
               (b)   Interest                                 $    1,392,610.60
                                                                  --------------
               (c)   Total                                    $    1,552,827.53
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      273,153.08
                                                                  --------------
               (b)   Interest                                 $    1,723,963.32
                                                                  --------------
               (c)   Total                                    $    1,997,116.40
                                                                  --------------

        4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
               (a)   Principal                                $      101,511.74
                                                                  --------------

        5.     Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment Period:

               (a)   Principal                                $   11,502,610.57
                                                                  --------------
               (b)   Interest                                 $       88,548.37
                                                                  --------------
               (c)   Total                                    $   11,591,158.94
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11.    Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  438,739,622.94
                                                                 ---------------

13.      Available Funds:                                     $   15,591,302.57
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        9,340.45
                                                                  --------------

18.       Total interest payments:                            $    3,104,553.22
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class       Interest                                  Payable      Pay-out Rate
-----       --------        -------------------       -------      ------------
IPO   $              0.00   $              0.00    $         0.00  %0.000000000
IIPO  $              0.00   $              0.00    $         0.00  %0.000000000
A1    $      1,718,078.84   $              0.00    $ 1,718,078.84  %7.499999980
A2    $         29,142.75   $              0.00    $         0.00  %7.500000659
A3    $         69,612.06   $              0.00    $         0.00  %7.499999939
A5    $        207,000.00   $              0.00    $   207,000.00  %7.200000000
A4    $          1,725.00   $              0.00    $     1,725.00  %0.060000000
A6    $         34,902.50   $              0.00    $    34,902.50  %7.587500000
A7    $          6,497.50   $              0.00    $     6,497.50  %1.412500000
A8    $        253,937.50   $              0.00    $   253,937.50  %7.500000000
IIA   $        355,456.74   $              0.00    $   355,456.74  %7.250000018
IS    $        268,218.12   $              0.00    $   268,218.12  %0.850906963
IIS   $         35,937.09   $              0.00    $    35,937.09  %0.790441334
IR    $              0.00   $              0.00    $         0.00  %0.000000000
IRL   $              0.00   $              0.00    $         0.00  %0.000000000
M     $         58,363.41   $              0.00    $    58,363.41  %7.466267533
B1    $         24,815.94   $              0.00    $    24,815.94  %7.466268090
B2    $         13,128.35   $              0.00    $    13,128.35  %7.466266596
B3    $         10,215.77   $              0.00    $    10,215.77  %7.466267294
B4    $          7,296.98   $              0.00    $     7,296.98  %7.466268747
B5    $         10,224.67   $              0.00    $    10,224.67  %7.466269219

20.       Principal Distribution Amount:                      $   12,486,749.35
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution        Accrual Amount
                                  ----------------------        --------------
         Class IPO                $                641.66       $      0.00
         Class IIPO               $              1,995.78       $      0.00
         Class A1                 $         11,875,381.58       $      0.00
         Class A2                 $                  0.00       $ 29,142.75
         Class A3                 $                  0.00       $ 69,612.06
         Class A5                 $                  0.00       $      0.00
         Class A4                 $                  0.00       $      0.00
         Class A6                 $                  0.00       $      0.00
         Class A7                 $                  0.00       $      0.00
         Class A8                 $                  0.00       $      0.00
         Class IIA                $            688,487.81       $      0.00
         Class IS                 $                  0.00       $      0.00
         Class IIS                $                  0.00       $      0.00
         Class IR                 $                  0.00       $      0.00
         Class IRL                $                  0.00       $      0.00
         Class M                  $              8,938.27       $      0.00
         Class B1                 $              3,800.53       $      0.00
         Class B2                 $              2,010.59       $      0.00
         Class B3                 $              1,564.53       $      0.00
         Class B4                 $              1,117.52       $      0.00
         Class B5                 $              1,565.89       $      0.00

22.      Additional distributions to the Class R Certificate pursuant to the
          Agreement:
                                                                $          0.00
                                                                   -------------

23.      Additional distributions to the Class RL Certificate pursuant to the
          Agreement:
                                                                $          0.00
                                                                   -------------

24.      Subordinate Certificate Writedown Amount:              $          0.00
                                                                   -------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                              $          0.00
                                                                   -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  A6                  %             7.58750000
          Class  A7                  %             1.41250000
          Class  M                   %             7.46626753
          Class  B1                  %             7.46626809
          Class  B2                  %             7.46626660
          Class  B3                  %             7.46626729
          Class  B4                  %             7.46626875
          Class  B5                  %             7.46626922

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $      102,202.21
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                 Category Category Category
                                                     A        B        C
        5.     Senior Percentage:           %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        6.     Group I Senior Percentage:
                                            %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        7.     Group II Senior Percentage:
                                            %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %N/A    N/A      N/A      N/A
                                             ----   ----     ----     ----

        11.    Junior Percentage:           %N/A
                                             ----

        12.    Junior Prepayment Percentage:
                                            %N/A
                                             ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Robert Peterkin
                                            ----------------------------------
                                                     Robert Peterkin
                                                     Vice President